================================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     rule 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12


                           TEXAS GENCO HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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

                      [LOGO OF TEXAS GENCO HOLDINGS, INC.]


                          Texas Genco Holdings, Inc.



                   Notice of Annual Meeting of Shareholders
                          to be held on May 29, 2003
                              and Proxy Statement

                               Table of Contents

                                                                             Page
                                                                             ----
Notice of Annual Meeting of Shareholders
Proxy Statement.............................................................   1
   Voting Information.......................................................   1
   Information About Directors..............................................   2
   Stock Ownership..........................................................   5
   Executive Compensation Tables............................................   6
   Retirement Plans, Related Benefits and Other Arrangements................   8
   Report of the Audit Committee............................................  10
   Principal Accounting Firm Fees...........................................  11
   Ratification of Appointment of Independent Auditors......................  11
   Shareholder Proposals for 2004 Annual Meeting............................  11
   Director Nominations for 2004 Annual Meeting.............................  12
   General Information......................................................  12
   Section 16(a) Beneficial Ownership Reporting Compliance..................  12
   Transactions and Arrangements between CenterPoint Energy and Texas Genco.  12
   Annual Report to Shareholders............................................  14
Appendix I--Texas Genco Holdings, Inc. Audit Committee Charter.............. I-1

[LOGO]

                   Notice of Annual Meeting of Shareholders

Dear Shareholder:

   You are cordially invited to attend the Texas Genco Holdings, Inc. 2003 annual meeting of shareholders. The meeting will be held in the auditorium at 1111 Louisiana, Houston, Texas, at 9:00 a.m. Central Time on Thursday, May 29, 2003. At the meeting, shareholders will be asked to:

  .   elect eight Directors for one-year terms;

  . ratify the appointment of Deloitte & Touche LLP as independent auditors for Texas Genco Holdings, Inc. for 2003; and

  .   conduct other business if properly raised.

   Shareholders of record at the close of business on April 14, 2003 are entitled to vote. Each share entitles the holder to one vote. You may vote either by attending the meeting or by proxy card. For specific voting information, please see "Voting Information" on page 1. Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card.

                                          Sincerely,

                                          /s/ Scott E. Rozzell
                                          Scott E. Rozzell
                                          Executive Vice President,
                                          General Counsel and Corporate
                                            Secretary

Dated and first mailed
to shareholders
on April 28, 2003

                          TEXAS GENCO HOLDINGS, INC.
                                1111 Louisiana
                             Houston, Texas 77002
                                (713) 207-1111

                                PROXY STATEMENT

                              Voting Information

   Who may vote. Shareholders recorded in our stock register on April 14, 2003, may vote at the meeting. As of that date, there were 80,000,000 shares of our common stock outstanding. Each share of common stock has one vote.

   CenterPoint Energy currently indirectly owns 64,764,240 shares, or approximately 81%, of our common stock. CenterPoint Energy will be able to vote these shares at our annual meeting and intends to vote them in favor of the director candidates and in favor of the ratification of independent auditors.

   Voting by proxy or in person. Your vote is important. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You may always change your vote at the meeting if you are a holder of record or have a proxy from the record holder. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you indicated on your proxy card. You may vote for all, some, or none of our director candidates. You may also vote for or against the ratification of independent auditors or abstain from voting.

   If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of the director candidates and in favor of the ratification of independent auditors. If any other matters properly come before the annual meeting, we will vote the shares in accordance with our best judgment and discretion, unless you withhold authority to do so in the proxy card.

   Your proxy may be revoked before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by giving written notice to Mr. Scott E. Rozzell, Corporate Secretary, at Texas Genco's address shown above.

   If you plan to attend the meeting and your shares are held by banks, brokers or investment plans (in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or bank are examples of proof of ownership.

   Quorum needed. In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares of common stock eligible to vote must be represented at the meeting, either by proxy or in person. The shares owned by CenterPoint Energy are sufficient to represent a quorum.

   Votes needed. The director candidates receiving the most votes will be elected to fill the open seats on the Board. Ratification of the appointment of independent auditors requires the favorable vote of a majority of the shares of common stock voted for or against the matter. Abstentions and broker non-votes count for quorum purposes. For voting purposes, however, abstentions and broker non-votes do not affect whether the appointment of independent auditors is ratified. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal. The shares owned by CenterPoint Energy are sufficient to ensure the requisite votes.

                          Information About Directors

   Texas Genco's Board of Directors consists of one class of directors having terms of one year each. Directors serve until their respective successors are elected and qualified, or until resignation or removal. The Board's nominees for director are J. Evans Attwell, Donald R. Campbell, Robert J. Cruikshank, Patricia A. Hemingway Hall, David M. McClanahan, Scott E. Rozzell, David G. Tees and Gary L. Whitlock. If any nominee becomes unavailable for election, the Board of Directors can name a substitute nominee and proxies will be voted for each substitute nominee pursuant to discretionary authority, unless withheld.

   Information about each of the nominees, each of whom is a current director of Texas Genco, is set forth below. Texas Genco's parent company, CenterPoint Energy, Inc., was organized in 2001 as a subsidiary of Reliant Energy, Incorporated. In a restructuring that took place on August 31, 2002, CenterPoint Energy became the parent holding company for Reliant Energy, Texas Genco and other subsidiaries.

   J. Evans Attwell, age 72, is the former managing partner of Vinson & Elkins L.L.P. in Houston, Texas and is currently of counsel to that firm. Mr. Attwell has been a director of Texas Genco since March 2003.

   Donald R. Campbell, age 62, is primarily engaged in managing his personal investments in Houston, Texas. Prior to his retirement in September 2000, he was the Chief Financial Officer of Sanders Morris Harris Group, a NASDAQ listed regional investment banking firm. He previously served as Vice Chairman of the board of directors and Chief Financial Officer of Pinnacle Global Group. Mr. Campbell has been a director of Texas Genco since March 2003. He also serves on the board of directors of Sanders Morris Harris.

   Robert J. Cruikshank, age 72, is primarily engaged in managing his personal investments in Houston, Texas. Prior to his retirement in 1993, he was a Senior Partner in the accounting firm of Deloitte & Touche LLP. Mr. Cruikshank has been a director of Texas Genco since March 2003. He also serves as a director of Kaiser Aluminum Corporation, MAXXAM Inc., Texas Biotechnology Corporation and Weingarten Realty Investors and as an advisory director of Compass Bank--Houston. He has been a director of CenterPoint Energy and its predecessors since 1993 but will retire from the board of CenterPoint Energy at its annual meeting on May 7, 2003.

   Patricia A. Hemingway Hall, age 50, is President of BlueCross BlueShield of Texas, Inc., a division of Health Care Service Corporation. She has served in various executive officer capacities with Health Care Service Corporation and its subsidiaries since 1993. Ms. Hemingway Hall has been a director of Texas Genco since March 2003.

   David M. McClanahan, age 53, has been the Chairman of Texas Genco's board of directors since January 2003 and was the sole director of Texas Genco from its formation in August 2001 to December 2002. Mr. McClanahan has also served on the board of directors and as the President and Chief Executive Officer of CenterPoint Energy since September 2002. He served as the Vice Chairman of Reliant Energy from October 2000 to September 2002 and as President and Chief Operating Officer of Reliant Energy's Delivery Group since 1999. He also served as the President and Chief Operating Officer of Reliant Energy HL&P from 1997 to 1999. He has served in various other executive capacities with Reliant Energy since 1986. He previously served as Chairman of the Board of Directors of the Electric Reliability Council of Texas, Inc. and Chairman of the Board of the University of St. Thomas. He currently serves on the boards of the Edison Electric Institute, American Gas Association and Interstate Natural Gas Association of America.

   Scott E. Rozzell, age 54, is Texas Genco's Executive Vice President, General Counsel and Corporate Secretary. He has been a director of Texas Genco since March 2003. Mr. Rozzell has also served as the Executive Vice President, General Counsel and Corporate Secretary of CenterPoint Energy since September 2002. He served as Executive Vice President and General Counsel of the Delivery Group of Reliant Energy from March 2001 to September 2002. Prior to joining Reliant Energy, Mr. Rozzell was a senior partner in the law firm of Baker Botts L.L.P.

   David G. Tees, age 58, is Texas Genco's President and Chief Executive Officer. He has been a director of Texas Genco since December 2002. Mr. Tees served as Senior Vice President, Generation Operations of Reliant Energy from 1998 through August 2002. He also served as Vice President of Energy Production of Reliant Energy HL&P from 1986 through 1998. Mr. Tees has served on the executive committee of the Edison Electric Institute Energy Supply Subcommittee and presently represents CenterPoint Energy as a Research Advisory Committee Member of the Electric Power Research Institute and is the Chairman of the Board of the STP Nuclear Operating Company.

   Gary L. Whitlock, age 53, is Texas Genco's Executive Vice President and Chief Financial Officer. He has been a director of Texas Genco since March 2003. Mr. Whitlock has also served as the Executive Vice President and Chief Financial Officer of CenterPoint Energy since September 2002. He served as Executive Vice President and Chief Financial Officer of the Delivery Group of Reliant Energy from July 2001 to September 2002. Mr. Whitlock served as the Vice President, Finance and Chief Financial Officer of Dow AgroSciences, a subsidiary of The Dow Chemical Company, from 1998 to 2001.

   The Board of Directors recommends a vote FOR all nominees for Director.

Recent Corporate Transactions

   As part of its business separation plan under the Texas electric restructuring law, on August 31, 2002, CenterPoint Energy became the parent holding company for Reliant Energy, Texas Genco and other subsidiaries. As part of the restructuring, Reliant Energy conveyed the formerly regulated electric generating assets of its electric utility division, Reliant Energy HL&P, to its indirect wholly owned subsidiary, Texas Genco. Also as part of the restructuring, on September 30, 2002, CenterPoint Energy distributed its remaining equity interest in Reliant Resources, Inc. to its shareholders. Reliant Resources, to which Reliant Energy had previously transferred substantially all of its unregulated businesses, ceased to be affiliated with CenterPoint Energy as of that date. On January 6, 2003, CenterPoint Energy distributed approximately 19 percent of the common stock it owned in Texas Genco to CenterPoint Energy's shareholders. Reliant Resources has an option exercisable in January 2004 to purchase all of the shares of common stock of Texas Genco owned by CenterPoint Energy.

Board Organization and Committees

   The Board of Directors directs the management of the business and affairs of Texas Genco. The Board appoints committees to help carry out its duties. The current Board of Directors was constituted in March 2003. From December 2002 to March 2003, the Board was comprised of two directors, appointed by CenterPoint Energy, who were also executive officers of Texas Genco. Before December 2002, the Board was comprised of a sole director appointed by CenterPoint Energy. As of the date of this proxy statement, Texas Genco had the following committees:

   The Audit Committee was formed in March 2003 and has two non-employee director members: Mr. Campbell (Chairman) and Mr. Attwell. This committee oversees accounting and internal control matters. The duties of the committee include selection of the firm of independent auditors to audit the financial statements of Texas Genco and its subsidiaries and reviewing and approving the plan and scope of the independent auditors' audit and non-audit services and related fees. Each of the members of the Audit Committee is independent as defined by the listing standards of the New York Stock Exchange. During 2002, the functions of the audit committee were performed for Texas Genco by CenterPoint Energy's audit committee.

   The Compensation Committee was formed in April 2003 and has two non-employee director members: Mr. Cruikshank (Chairman) and Ms. Hemingway Hall. The duties of the committee include oversight of compensation and benefits for Texas Genco's senior officers, including salary, bonus and incentive awards. The committee has responsibility for incentive compensation plans and reviews human resources programs. During 2002, the functions of the compensation committee were performed for Texas Genco by CenterPoint Energy's compensation committee.

Compensation of Directors

   CenterPoint Energy and Texas Genco employees receive no extra pay for serving as directors of Texas Genco. Compensation for each non-employee director consists of an annual retainer fee of $30,000 and a fee of $1,000 for each Board and committee meeting attended. The Chairmen of the Audit Committee and the Compensation Committee receive the compensation payable to other non-employee directors plus a supplemental annual retainer of $2,000 each.

   Texas Genco director Robert J. Cruikshank is also a director of CenterPoint Energy and is expected to retire from the board of CenterPoint Energy at its annual meeting in 2003. As a non-employee director of CenterPoint Energy, Mr. Cruikshank receives an annual retainer fee of $30,000, a fee of $1,200 for each board and committee meeting attended and an annual grant of 1,000 shares of CenterPoint Energy common stock. Commencing in January 2004 following completion of his board service at CenterPoint Energy's 2003 annual meeting, Mr. Cruikshank will receive benefits under CenterPoint Energy's director benefits plan in the form of an annual cash amount equal to the annual retainer in effect when he terminates service, payable for a number of years equal to the number of full years of service as a director of CenterPoint Energy (ten years).

   Mr. Cruikshank also participates in CenterPoint Energy's executive life insurance plan described under "Retirement Plans, Related Benefits and Other Arrangements." This plan provides endorsement split-dollar life insurance with a death benefit equal to six times the director's annual retainer, excluding any supplemental retainer, with coverage continuing after the director's termination of service at age 65 or later. The annual premiums due on the policies are payable solely by CenterPoint Energy and, in accordance with the Internal Revenue Code, the directors must recognize imputed income, which is currently based on the policyholder's one-year term rates. The plan also provides for CenterPoint Energy to make tax reimbursement payments to make the directors whole on an after-tax basis for the liability associated with this imputed income. Upon the death of the insured, the director's beneficiaries will receive the specified death benefit, and CenterPoint Energy will receive any balance of the insurance proceeds in excess of the death benefit. The plan is designed so that the proceeds CenterPoint Energy ultimately receives are sufficient to cover the cumulative premiums paid and the after-tax cost to CenterPoint Energy of the tax reimbursement payments.

   Mr. Cruikshank also served as a non-employee director of Reliant Resources during a period in 2002 when Reliant Resources was a subsidiary of CenterPoint Energy, and received retainer and meeting fees for that service of $23,400.

                                Stock Ownership

   The following table shows stock ownership as of April 1, 2003 of known beneficial owners of more than 5% of Texas Genco's common stock, each director, the President and Chief Executive Officer, and the executive officers and directors as a group. The directors and officers, individually and as a group, beneficially own less than 1% of Texas Genco's outstanding common stock. For directors and executive officers, stock ownership is also shown for CenterPoint Energy, the parent company of Texas Genco. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act, and except as otherwise indicated the respective holders have sole voting and investment powers over such shares.

                                                            Number of Shares of    Number of Shares of
                                                                Texas Genco        CenterPoint Energy
Name                                                           Common Stock           Common Stock
----                                                        -------------------    -------------------
CenterPoint Energy, Inc....................................     62,764,240/(1)/              N/A
J. Evans Attwell...........................................          1,340/(2)(3)/        25,000/(3)/
Donald R. Campbell.........................................            -0-                   -0-
Robert J. Cruikshank.......................................            350                 7,000/(4)/
Patricia A. Hemingway Hall.................................            -0-                   -0-
David M. McClanahan........................................          3,083/(5)/          444,364/(6)/
Scott E. Rozzell...........................................            493/(5)/          136,636/(6)/
David G. Tees..............................................          1,090/(2)(5)/        77,555/(2)(6)/
Gary L. Whitlock...........................................            713/(5)/           52,296/(6)/
All of the above officers and directors and other executive
  officers as a group (10 persons).........................          9,759/(5)/          939,388/(6)/

--------
(1) Shares are held indirectly through CenterPoint Energy's wholly owned subsidiary Utility Holding, LLC and represent approximately 81% of the outstanding common stock of Texas Genco.
(2) Includes shares held by spouse.
(3) Includes shares held in family foundation.
(4) Includes shares held jointly with spouse.
(5) Includes shares of Texas Genco common stock held under CenterPoint Energy's savings plan, as to which the participants do not have voting power but retain dispositive power.
(6) Includes shares covered by CenterPoint Energy stock options that are exercisable within 60 days as follows: Mr. McClanahan, 376,425 shares; Mr. Rozzell, 118,864 shares; Mr. Tees, 52,324 shares; Mr. Whitlock, 34,371 shares; and the group, 722,218 shares. Also includes shares of CenterPoint Energy common stock held under CenterPoint Energy's savings plan, for which the participant has sole voting power (subject to such power being exercised by the plan's trustee in the same proportion as directed shares in the savings plan are voted in the event the participant does not exercise voting power).

                         Executive Compensation Tables

   Texas Genco has entered into a transition services agreement with CenterPoint Energy under which CenterPoint Energy provides Texas Genco various corporate support services that include accounting, finance, investor relations, planning, legal, communications, governmental and regulatory affairs and human resources, as well as information technology services and other previously shared services such as corporate security, facilities management, accounts receivable, accounts payable and payroll, office support services and purchasing logistics. These services consist generally of the same types of services as have been provided on an intercompany basis prior to CenterPoint Energy's distribution of approximately 19% of Texas Genco's common stock. As a result of the arrangements set forth in the transition services agreement, Texas Genco's President and Chief Executive Officer is the only executive officer whose compensation is required by Securities and Exchange Commission ("SEC") rules to be described in the tables set forth below. Reported compensation for 2000 and 2001 was paid by CenterPoint Energy.

   The compensation committee of CenterPoint Energy's board of directors determined the compensation of Texas Genco's executive officers for 2002.

                          SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                                          Compensation
                                                                     -----------------------
                                        Annual Compensation            Awards       Payouts
                                 ----------------------------------  -----------  -----------
                                                                     Securities
                                                     Other Annual    Underlying      LTIP         All Other
Name and Principal Position Year  Salary   Bonus   Compensation/(1)/ Options/(2)/ Payouts/(3)/ Compensation/(4)/
--------------------------- ---- -------- -------- ----------------  -----------  -----------  ----------------
   David G. Tees........... 2002 $216,750 $154,980      $  640         37,300      $ 67,227        $35,353
    President and Chief     2001  207,500   85,853       1,876         19,610       143,401         34,415
     Executive Officer      2000  200,000  160,000         488         21,781        49,634         26,445

--------
(1) The amounts shown include tax reimbursement payments related to imputed income under the executive life insurance plan for Mr. Tees for each year and other tax reimbursement payments during 2001.
(2) Securities underlying options are shares of CenterPoint Energy common stock.
(3) Amounts shown represent the dollar value of CenterPoint Energy common stock paid out in that year based on the achievement of performance goals for the cycle ending in the prior year plus dividend equivalent accruals during the performance period.
(4) 2002 amounts include (a) matching contributions to the CenterPoint Energy savings plan and accruals under the related savings restoration plan of $27,174; (b) the term portion of the premiums paid under the executive life insurance plan of $994; and (c) accrued interest on deferred compensation that exceeds 120% of the applicable federal long-term rate of $7,185.

                   CENTERPOINT ENERGY OPTION GRANTS IN 2002

                            Shares      % of 2002 Exercise/Base              Grant
                          Underlying    Employee    Purchase                 Date
                           Options       Option     Price Per   Expiration  Present
      Name              Granted/(1)(2)/  Grants    Share/(2)/      Date    Value/(3)/
      ----              --------------  --------- ------------- ---------- ---------
  David G. Tees ......      37,300        1.20%       $6.83     03/04/2012  $52,220

--------
(1) Option grants vest in one-third increments per year generally from the date of grant (so long as the officer remains an employee of CenterPoint Energy or its subsidiaries). All options would immediately vest upon a change in control of CenterPoint Energy, as defined in CenterPoint Energy's long-term incentive plan. A "change in control" generally is deemed to have occurred if (a) any person or group becomes the direct or indirect beneficial owner of 30% or more of CenterPoint Energy's outstanding voting securities, unless acquired directly from CenterPoint Energy; (b) a majority of the CenterPoint Energy board members changes; (c) there is a merger or consolidation of, or involving, CenterPoint Energy (a "transaction") unless, (i) more than 70% of the surviving corporation's outstanding voting securities is owned by former shareholders of CenterPoint Energy, (ii) if the transaction involves CenterPoint Energy's acquisition of another entity, then the total fair market value of such consideration, plus long-term debt of the entity or business being acquired, does not exceed
    50% of the total fair market value of CenterPoint Energy's outstanding voting securities, plus CenterPoint Energy's consolidated long-term debt (determined immediately prior to the consummation of the transaction by a majority of the incumbent CenterPoint Energy board), (iii) no person is the direct or indirect beneficial owner of 30% or more of the then-outstanding shares of voting stock of the parent corporation resulting from the transaction and (iv) a majority of the members of the board of directors of the parent corporation resulting from the transaction were members of the CenterPoint Energy board immediately prior to consummation of the transaction; or (d) the sale or disposition of 70% or more of CenterPoint Energy's assets (an "asset sale") unless (i) individuals and entities that were beneficial owners of CenterPoint Energy's outstanding voting securities immediately prior to the asset sale are the direct or indirect beneficial owners of more than 70% of the then-outstanding voting securities of CenterPoint Energy (if it continues to exist) and of the entity that acquires the largest portion of the assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) and (ii) a majority of the members of CenterPoint Energy board (if CenterPoint Energy continues to exist) and of the entity that acquires the largest portion of the assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) were members of the CenterPoint Energy board immediately prior to the asset sale.
(2) In January 2003 the number of shares subject to all outstanding CenterPoint Energy options, and the per share exercise price, were adjusted to give effect to the distribution of Texas Genco common stock to CenterPoint Energy's shareholders, in accordance with a formula designed to preserve the intrinsic value of the options.
(3) Grant date present value is calculated using a Black-Scholes option pricing model assuming a five-year term, volatility of 48.95%, the then-current annual dividend of $.64 per share and a risk-free interest rate of 2.83%. Actual gains, if any, will be dependent on future performance of the common stock.

                   CENTERPOINT ENERGY YEAR-END OPTION VALUES

                                Number of Unexercised     Value of Unexercised
                                     Options at          In-the-Money Options at
         Name/(1)/                December 31, 2002      December 31, 2002/(2)/
         --------             ------------------------- -------------------------
                              Exercisable Unexercisable Exercisable Unexercisable
                              ----------- ------------- ----------- -------------
       David G. Tees ......     20,610       62,596        $  --       $62,291

--------
(1) Mr. Tees did not exercise any options in 2002.
(2) Based on the average of the high and low sales prices of the common stock of CenterPoint Energy on the New York Stock Exchange Composite Tape, as reported in The Wall Street Journal for December 31, 2002.

       CENTERPOINT ENERGY LONG-TERM INCENTIVE PLAN--AWARDS IN 2002/(1)/

                                                     Estimated Future Payouts Under
                                                     Non-Stock Price-Based Plans/(2)/
                                                     --------------------------------
                                                                 Target
                                 Number Performance  Threshold   Number    Maximum
                                   of   Period Until  Number       of      Number
              Name               Shares    Payout    of Shares   Shares   of Shares
              ----               ------ ------------ ---------   ------   ---------
          David G. Tees .......  7,000   12/31/2004    3,500     7,000     10,500

--------
(1) Amounts shown are potential payouts of awards in cash, common stock of CenterPoint Energy, or a combination thereof under CenterPoint Energy's long-term incentive plan. These awards have a three-year performance cycle. Payouts will be based on a total CenterPoint Energy shareholder return measure (compared to a peer group of companies in which at least 80% of revenues are generated from regulated operations) and certain business unit performance goals weighted 25% and 75%, respectively. If a change in control occurs (as described in footnote (1) to the CenterPoint Energy Option Grants in 2002 table), such amounts will be paid in cash at the maximum level, without regard to the achievement of performance goals.
(2) The table does not reflect dividend equivalent accruals during the performance period.

                     EQUITY COMPENSATION PLAN INFORMATION

   Texas Genco had no equity compensation plans as of December 31, 2002.

           Retirement Plans, Related Benefits and Other Arrangements

                            PENSION PLAN TABLE/(1)/

     Final Average Estimated Annual Pension Based on Years of Service/(2)/
        Annual     ------------------------------------------------------
     Compensation                          35 or
       At Age 65                            more
     -------------                          ----
      $300,000                            $196,929
       400,000                             264,829

--------
(1) Mr. Tees participates in CenterPoint Energy's retirement plan. Prior to January 1, 1999, the retirement plan accrued benefits based on a participant's years of service, final average pay and covered compensation. Final average annual compensation means the highest compensation for 36 consecutive months out of the 120 consecutive months immediately preceding retirement, based solely on base salary and bonus amounts. For purposes of the table above, final average compensation is frozen as of December 31, 2008 pursuant to the terms of the retirement plan. Mr. Tees' benefits are not expected to exceed the amounts reflected in that table. Mr. Tees had 35 years of credited benefit service under the retirement plan as of December 31, 2002. Mr. Tees has a retention agreement with CenterPoint Energy dated October 15, 2001 that provides for benefits upon the occurrence of certain events in connection with the anticipated sale of Texas Genco. The retention agreement provides for a supplemental retirement benefit to be determined by a set formula under the retirement plan of CenterPoint Energy at the time of Mr. Tees' termination of employment with CenterPoint Energy (if such termination occurs prior to December 31, 2005). The benefit would be offset by any transition retirement benefit or similar benefit provided by either CenterPoint or a purchaser in connection with the Texas Genco sale. The estimated amount of such supplemental benefit (assuming no offset) as of June 1, 2004 is $853,700.
(2) Amounts are determined on a single-life annuity basis and are not subject to any deduction for Social Security or other offsetting amounts. The qualified retirement plan limits compensation and benefits in accordance with provisions of the Internal Revenue Code. Retirement benefits based on compensation above the qualified plan limit or in excess of the limit on annual benefits are provided through the benefit restoration plan.

   CenterPoint Energy maintains an executive benefits plan that provides certain salary continuation, disability and death benefits to certain key officers of CenterPoint Energy and certain of its subsidiaries. Mr. Tees participates in this plan pursuant to an individual agreement that generally provides for (a) a salary continuation benefit of 100% of his current salary for 12 months after death during active employment and then 50% of salary for nine years or until the deceased officer would have attained age 65, if later, and (b) if Mr. Tees retires after attainment of age 65, an annual postretirement death benefit of 50% of his preretirement annual salary payable for six years.

   CenterPoint Energy has an executive life insurance plan providing split-dollar life insurance in the form of a death benefit for designated officers. This plan provides endorsement split-dollar life insurance, with coverage continuing after the officer's termination of service at age 65 or later. Mr. Tees' retention agreement provides that he will be treated as having attained age 65 as of the date of his termination of employment with CenterPoint Energy or its subsidiaries for purposes of this plan. Mr. Tees has single-life coverage equal to two times current salary. The annual premiums are payable solely by the employer. In accordance with the Internal Revenue Code, Mr. Tees must recognize imputed income currently based on the policyholder's one-year term rates, and the plan provides for the employer to make a reimbursement payment to make the officer whole on an after-tax basis for the liability associated with the imputed income. Upon the death of the insured, the officer's beneficiaries will receive the specified death benefit, and the employer will receive any balance of the insurance proceeds payable in excess of the specified death benefit. This plan is designed so that the proceeds received are expected to be sufficient to cover cumulative outlays to pay premiums and the after-tax cost of the tax reimbursement payments. There is no arrangement or understanding under which any covered individual will receive or be allocated any interest in any cash surrender value under any policy. Persons who become officers of CenterPoint Energy or its subsidiaries after 2001 are not eligible to participate in this plan.

   From 1985 through 1988, CenterPoint Energy had in effect a deferred compensation plan that permitted eligible participants to defer a percentage of that year's salary (up to 25% or 40%, depending on age) and up to 100% of that year's annual bonus. Fixed rates of 19% to 24% were established for the salary and bonus deferrals during these plan years as a result of then-higher prevailing rates and other factors. Current accruals of the above-market portion of the interest on deferred compensation amounts are included in the "All Other Compensation" column of the Summary Compensation Table. For employees who attain the age of 60 during employment and participate in the deferred compensation plan, amounts deferred plus earnings are distributable in 15 equal annual installments commencing at the later of age 65 or termination of employment. If a participating employee terminates prior to age 60, the deferred compensation plan provides for a lump sum payment of all deferrals plus interest earned to the date of distribution. This lump sum payment is automatically made within 90 days of the participant's termination date. The lump sum payment for Mr. Tees under the terms of the deferred compensation plan would be approximately $161,000 assuming his termination date was June 1, 2004. Under the terms of his retention agreement, for purposes of this plan, Mr. Tees will be treated as if he had reached age 60 as of the date of his termination of employment with CenterPoint Energy. His benefits calculated in accordance with his retention agreement would be $73,721 per year for 15 years beginning at age 65.

   CenterPoint Energy maintains a trust agreement with an independent trustee establishing a "rabbi trust" for the purpose of funding benefits payable to participants (including Mr. Tees) under CenterPoint Energy's deferred compensation plans, executive incentive compensation plans, benefit restoration plan and savings restoration plan, also referred to as the "Designated Plans." The trust is a grantor trust, irrevocable except in the event of an unfavorable ruling by the Internal Revenue Service as to the tax status of the trust or certain changes in tax law. It is currently funded with a nominal amount of cash. Future contributions will be made to the grantor trust if and when required by the provisions of the Designated Plans or when required by CenterPoint Energy's Benefits Committee. The Benefits Committee consists of officers of CenterPoint Energy designated by the Board of Directors and has general responsibility for funding decisions, selection of investment managers for CenterPoint Energy's retirement plan and other administrative matters in connection with other employee benefit plans of CenterPoint Energy. If there is a change in control of CenterPoint Energy (defined in a manner generally the same as the comparable definition in CenterPoint Energy's long-term incentive plan), the grantor trust must be fully funded, within 15 days following the change in control, with an amount equal to the entire benefit to which each participant would be entitled under the Designated Plans as of the date of the change in control (calculated on the basis of the present value of the projected future benefits payable under the Designated Plans). The assets of the grantor trust are required to be held separate and apart from the other funds of CenterPoint Energy and its subsidiaries, but remain subject to claims of general creditors under applicable state and federal law.

                         Report of the Audit Committee

   During 2002, Texas Genco was a wholly owned subsidiary of CenterPoint Energy, and relevant audit committee functions were performed by CenterPoint Energy's audit committee in connection with the audit of CenterPoint Energy's consolidated financial statements. On March 17, 2003, following the distribution of approximately 19 percent of Texas Genco's common stock to CenterPoint Energy's shareholders, Texas Genco's Board of Directors constituted the Audit Committee consisting of directors Donald R. Campbell and J. Evans Attwell. The Audit Committee's charter is attached as Appendix I. On April 16, 2003, Texas Genco's Audit Committee reappointed, subject to shareholder ratification, Deloitte & Touche LLP as Texas Genco's independent auditors.

                                          Donald R. Campbell, Chairman
                                          J. Evans Attwell

                        Principal Accounting Firm Fees

   Aggregate fees billed to Texas Genco during the fiscal years ending December 31, 2002 and 2001 by Texas Genco's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates are set forth below. CenterPoint Energy's audit committee has considered whether the provision of the non-audit services described below is compatible with maintaining the principal accountant's independence.

                         Year Ended December 31, 2002
                          ----------------------------
              Audit fees............................ $595,000
              Audit-related fees....................  137,582/(1)/
                                                     --------
                 Total audit and audit-related fees.  732,582
              Tax fees..............................       --
              All other fees........................       --
                                                     --------
                 Total fees......................... $732,582
                                                     ========
                         Year Ended December 31, 2001
                          ----------------------------
              Audit fees............................ $493,640
              Audit-related fees....................       --
                                                     --------
                 Total audit and audit-related fees.  493,640
              Tax fees..............................       --
              All other fees........................       --
                                                     --------
                 Total fees......................... $493,640
                                                     ========

--------
(1) Includes fees for consulting services provided with respect to internal controls related to Texas Genco's qualified scheduling entity operations.

              Ratification of Appointment of Independent Auditors

   The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as independent auditors to conduct the annual audit of Texas Genco's accounts for the year 2003. Ratification requires the affirmative vote of a majority of shares of common stock voted for or against the matter. If the appointment is not ratified by the shareholders, the Audit Committee will reconsider the appointment.

   Representatives of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement if they wish. They will be available to respond to appropriate questions from shareholders at the meeting.

   The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

                 Shareholder Proposals for 2004 Annual Meeting

   Any shareholder who intends to present a proposal at the 2004 annual meeting of shareholders and who requests inclusion of the proposal in Texas Genco's 2004 proxy statement and form of proxy in accordance with applicable SEC rules must file such proposal with Texas Genco by December 30, 2003.

   Texas Genco's bylaws also require advance notice of other proposals by shareholders to be presented for action at an annual meeting. In the case of the 2004 annual meeting, the required notice must be received by

Texas Genco's Corporate Secretary between December 1, 2003 and February 29, 2004. The bylaws require that the proposal must constitute a proper subject to be brought before the meeting and that the notice must contain prescribed information, including a description of the proposal and the reasons for bringing it before the meeting, proof of the proponent's status as a shareholder and the number of shares held and a description of all arrangements and understandings between the proponent and anyone else in connection with the proposal as well as other procedural requirements. If the proposal is for an amendment of the bylaws, the notice must also include the text of the proposal and be accompanied by an opinion of counsel to the effect the proposal would not conflict with Texas Genco's Articles of Incorporation or Texas law. A copy of the bylaws describing the requirements for notice of shareholder proposals may be obtained by writing Mr. Scott E. Rozzell, Corporate Secretary, at Texas Genco's address shown above.

                 Director Nominations for 2004 Annual Meeting

   Texas Genco's bylaws provide that a shareholder may nominate a director for election if the shareholder sends a notice to Texas Genco's Corporate Secretary identifying any other person making such nomination with the shareholder and providing proof of shareholder status. This notice must be received at Texas Genco's principal executive offices between December 1, 2003 and February 29, 2004. The shareholder must also provide the information about the nominee that would be required to be disclosed in the proxy statement. Texas Genco is not required to include any shareholder proposed nominee in the proxy statement. A copy of the bylaws describing the requirements for nomination of director candidates by shareholders may be obtained by writing Mr. Scott E. Rozzell, Corporate Secretary, at Texas Genco's address shown above.

                              General Information

   Texas Genco began mailing this proxy statement and the accompanying proxy card to shareholders on April 28, 2003. The proxy statement and proxy card are being furnished at the direction of the Board of Directors. Texas Genco will pay all solicitation costs, including the fee of Morrow & Co., who will help Texas Genco solicit proxies for $2,000, plus expenses. Texas Genco will reimburse brokerage firms, nominees, fiduciaries, custodians, and other agents for their expenses in distributing proxy material to the beneficial owners of Texas Genco's common stock. In addition, certain of Texas Genco's directors, officers, and employees may solicit proxies by telephone and personal contact.

   The Board of Directors does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best, unless you withhold authority to do so in the proxy card.

            Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and holders of more than 10% of Texas Genco's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of Texas Genco's common stock. We believe that during the fiscal year ended December 31, 2002, our officers and directors complied with these filing requirements.

   Transactions and Arrangements between CenterPoint Energy and Texas Genco

   For 2002, Texas Genco derived revenues from sales and services to CenterPoint Energy and its affiliates totaling $53 million, primarily relating to power sales during January 2002. Also during 2002, CenterPoint Energy and its affiliates derived revenues from sales of natural gas to Texas Genco totaling $41 million.

   CenterPoint Energy also provides some corporate services to Texas Genco. The costs of these services have been directly charged to Texas Genco using methods that management believes are reasonable. These methods include negotiated usage rates, dedicated asset assignment, and proportionate corporate formulas based on assets, operating expenses and employees. These charges are not necessarily indicative of those that would have been incurred had Texas Genco not been an affiliate of CenterPoint Energy. Amounts charged to Texas Genco for these services were $47 million for 2002.

   In connection with the distribution of a portion of Texas Genco's common stock to CenterPoint Energy's shareholders, CenterPoint Energy and Texas Genco entered into a separation agreement. This agreement contains provisions governing Texas Genco's relationship with CenterPoint Energy following the distribution and specifies the related ancillary agreements between Texas Genco and CenterPoint Energy. In addition, the separation agreement provides for cross-indemnities intended to place sole financial responsibility on Texas Genco and its subsidiaries for all liabilities associated with the current and historical business and operations Texas Genco conducts, regardless of the time those liabilities arose, and to place sole financial responsibility for liabilities associated with CenterPoint Energy's other businesses with CenterPoint Energy and its other subsidiaries. The separation agreement also contains indemnification provisions under which Texas Genco and CenterPoint Energy each indemnify the other with respect to breaches by the indemnifying party of the separation agreement or any ancillary agreements.

   CenterPoint and Texas Genco have also entered into a transition services agreement under which CenterPoint Energy provides Texas Genco, through the earlier of such time as all services under the agreement are terminated or CenterPoint Energy ceases to own a majority of Texas Genco's common stock, various corporate support services that include accounting, finance, investor relations, planning, legal, communications, governmental and regulatory affairs and human resources, as well as information technology services and other previously shared services such as corporate security, facilities management, accounts receivable, accounts payable and payroll, office support services and purchasing and logistics. These services consist generally of the same types of services as have been provided on an intercompany basis prior to this distribution. The charges Texas Genco pays for these services is on a basis generally intended to allow CenterPoint Energy to recover the fully allocated direct and indirect costs of providing the services, plus all out-of-pocket costs and expenses, but without any profit to CenterPoint Energy, except to the extent routinely included in traditional utility cost of capital. Pursuant to a separate lease agreement, CenterPoint Energy has agreed to lease office space in its principal office building in Houston, Texas to Texas Genco for an interim period expected to end no later than December 31, 2004.

   Texas Genco is a member of CenterPoint Energy's consolidated group for tax purposes, and Texas Genco will continue to file a consolidated federal income tax return with CenterPoint Energy while CenterPoint Energy retains its 81% interest in Texas Genco. Accordingly, Texas Genco has entered into a tax allocation agreement with CenterPoint Energy to govern the allocation of U.S. income tax liabilities and to set forth agreements with respect to certain other tax matters. CenterPoint Energy will be responsible for preparing and filing any U.S. income tax returns required to be filed for any company or group of companies of the CenterPoint Energy consolidated group, including all tax returns for Texas Genco for so long as it is a member of CenterPoint Energy's consolidated group. CenterPoint Energy will also be responsible for paying the taxes related to the returns it is responsible for filing. Texas Genco will be responsible for paying CenterPoint Energy its allocable share of such taxes. CenterPoint Energy will determine all tax elections for tax periods during which Texas Genco is a member of CenterPoint Energy's consolidated group. Generally, if there are tax adjustments related to Texas Genco which relate to a tax return filed for a period when Texas Genco was a member of the CenterPoint Energy consolidated group, Texas Genco will be responsible for any increased taxes and will receive the benefit of any tax refunds.

   From time to time, Texas Genco has advanced money to, or borrowed money from, CenterPoint Energy or its subsidiaries. As of December 31, 2002, Texas Genco had outstanding $86.2 million in short-term working capital borrowings and $19.0 million in long-term working capital borrowings from CenterPoint Energy and its subsidiaries. Interest expense associated with the borrowings for 2002 was $7.0 million. The effective interest rate on the borrowings was 6.20%. In addition, through August 31, 2002 (the date on which CenterPoint Energy became the parent holding company for Reliant Energy and other subsidiaries), $25.2 million of interest expense was allocated to Texas Genco related to the remaining electric utility debt not specifically identified with CenterPoint Energy's transmission and distribution utility upon deregulation. In addition, Texas Genco had net accounts payable to CenterPoint Energy and affiliates of $23 million as of December 31, 2002.

                         Annual Report to Shareholders

   The Annual Report to Shareholders, which contains our consolidated financial statements for the year ended December 31, 2002, accompanies the proxy material being mailed to all shareholders. The Annual Report is not part of the proxy solicitation material.

                                           By Order of the Board of Directors,

       /s/ David M. McClanahan             /s/ David G. Tees
       David M. McClanahan                 David G. Tees
       Chairman of the Board               President and Chief Executive Officer


April 28, 2003

                                  APPENDIX I

                          TEXAS GENCO HOLDINGS, INC.

                            AUDIT COMMITTEE CHARTER

   Purpose: The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility for

  .   the integrity of the Company's financial statements

  . the qualifications, independence and performance of the Company's independent auditors

  .   the performance of the Company's internal audit function

  .   compliance by the Company with legal and regulatory requirements

  . the system of disclosure controls and the system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

   The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement. The Audit Committee shall have and may exercise all the powers of the Board of Directors, except as may be prohibited by law, with respect to all matters encompassed by this Charter, and all the power and authority required under the Sarbanes-Oxley Act of 2002.

   Membership: The Audit Committee shall initially consist of at least two members, each of whom shall be independent.

   Meetings and Structure: The Audit Committee shall meet as often as its members deem necessary or appropriate but at least four times during each year.

   The Board of Directors shall appoint one member of the Audit Committee as chairperson. The Audit Committee will maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the lead audit partner of the Company's independent auditors, and the head of the internal audit function. The Audit Services Department of CenterPoint Energy, Inc., the Company's corporate parent, provides internal audit services for the Company.

   Private Discussions/Investigations: The Audit Committee shall provide opportunities on a regular basis for private discussion with the independent auditors, the Chief Financial Officer, the Chief Accounting Officer, the head of the internal audit function, and the Company's General Counsel and outside counsel when appropriate. The Audit Committee may investigate any matter brought to its attention.

   Accountability of the Independent Auditors and Audit Committee Authority and
Responsibility: The independent auditors are accountable to the Audit Committee and the Board of Directors. The Audit Committee shall have the sole authority to appoint and, where appropriate, replace the Company's independent auditors and to approve all audit engagement fees and terms. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Audit Committee.

   At least annually, the Audit Committee shall review the independent auditor's internal quality-controls and independence.

   The Audit Committee shall preapprove all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent auditors, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permissible non-audit services.

   In addition to the responsibilities set forth in the preceding paragraphs, the Audit Committee shall:

Financial Reporting Processes and Accounting Policies

  . Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  . Review the annual audited financial statements with management and the independent auditors, as well as disclosures made in management's discussion and analysis of financial condition and results of operations.

  . Recommend to the Board of Directors whether the Company's annual audited financial statements and accompanying notes should be included in the Company's Annual Report on Form 10-K.

  . Review with management and the independent auditors the Company's quarterly financial statements, and disclosures made in management's discussion and analysis of financial condition and results of operations, including the results of the independent auditors' reviews of the quarterly financial statements.

  .   Review and discuss with management and the independent auditors:

     . major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles, any major issues concerning the adequacy of the Company's internal controls and special steps adopted in light of material control deficiencies.

     . analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  . In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes and the internal control structure (including disclosure controls).

  . Meet with representatives of the disclosure committee on a periodic basis to confirm that the disclosure committee's quarterly process is serving its intended purpose of assisting the CEO and CFO in their Sarbanes-Oxley Act of 2002 Section 302 certifications.

  . Review with management the Company's earnings press releases, with particular emphasis on the use of any "non-GAAP financial measures," as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (covering, for example, the types of information to be disclosed and the type of presentation to be made).

  . Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  . Discuss with the independent auditors the matters required to be communicated by the independent auditors pursuant to Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management's response, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

  . Review other relevant reports or financial information as determined by the Audit Committee to be necessary, advisable or appropriate.

Internal Audit

  . Review the appointment and replacement of the head of the internal audit function.

  . Review activities, organizational structure, and qualifications of the internal audit function.

  . Review the significant reports to management prepared by the internal auditors and management's responses.

  . Review with management and the independent auditors the responsibilities, budget and staffing of the internal auditors and any recommended changes in the planned scope of the internal audit.

  . Obtain information from management, the Company's internal auditors and the independent auditors related to compliance by the Company and its subsidiaries with applicable legal requirements and the Company's Code of Business Conduct.

Other Matters

  . Advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct.

  . Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

  . Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  . Meet with management at least annually to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's policies and guidelines concerning risk assessment and risk management.

  . Review with the Company's General Counsel at least annually legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  .   Review annually the Audit Committee's own performance.

  .   Make regular reports to the Board of Directors.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

   The Audit Committee shall have the authority to retain and obtain advice and assistance from current or independent legal, accounting or other advisors without seeking approval of the Board of Directors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

   The Audit Committee will make itself available to the independent auditors and the internal auditors of the Company as requested. Reports of meetings of the Audit Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Audit Committee meeting, accompanied by any recommendations to the Board of Directors approved by the Audit Committee.

                           TEXAS GENCO HOLDINGS, INC.
                               Proxy Common Stock
           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert J. Cruikshank and David M. McClanahan, and each of them, as proxies, with full power of substitution, to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of Texas Genco Holdings, Inc. to be held May 29, 2003, at 9 a. m. (CDT) in the auditorium of 1111 Louisiana, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting (unless such discretionary authority is withheld).

                    If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage-paid envelope provided. Specific choices may be made on the reverse side. In the absence of instructions to the contrary, the shares represented will be voted in accordance with the Board's recommendation.

                    Dated:________________________________________________, 2003

                    Signature:__________________________________________________

                    Signature:__________________________________________________

                    Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

--------------------------------------------------------------------------------

                              Detach and Mail Card

                           TEXAS GENCO HOLDINGS, INC.
                       2003 Annual Meeting of Shareholders

The nominees for director are J. Evans Attwell, Donald R. Campbell, Robert J. Cruikshank, Patricia A. Hemingway Hall, David M. McClanahan, Scott E. Rozzell, David G. Tees and Gary L. Whitlock. The term of the directors will expire at the company's annual meeting in 2004. Your Board of Directors recommends that you vote FOR the nominees for director and FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2003.

1. Election of nominees for director.

                 FOR      WITHHOLD      FOR ALL
                                        EXCEPT
                 [_]        [_]           [_]

Exception: _______________________________________________



2. Ratification of the Appointment of Deloitte & Touche LLP as independent auditors for 2003.

                   FOR    AGAINST    ABSTAIN
                   [_]      [_]        [_]

You may check this box to withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting. [_]

Please check this box if you plan to attend the Annual Meeting. [_]

--------------------------------------------------------------------------------

                              Detach and Mail Card

                               [MAP APPEARS HERE]

                                                                             TXS

                           TEXAS GENCO HOLDINGS, INC.
                   Voting Directions to Trustee - Common Stock
           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the Trustee of the STP Nuclear Operating Company Savings Plan to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of Texas Genco Holdings, Inc. to be held May 29, 2003, at 9 a. m. (CDT) in the auditorium of 1111 Louisiana, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting (unless such discretionary authority is withheld).

                    If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage-paid envelope provided. Specific choices may be made on the reverse side. In the absence of instructions to the contrary, the shares represented will be voted in accordance with the Board's recommendation.

                    Dated:________________________________________________, 2003

                    Signature:__________________________________________________

                    Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

--------------------------------------------------------------------------------

                              Detach and Mail Card

                           TEXAS GENCO HOLDINGS, INC.
                       2003 Annual Meeting of Shareholders

The nominees for director are J. Evans Attwell, Donald R. Campbell, Robert J. Cruikshank, Patricia A. Hemingway Hall, David M. McClanahan, Scott E. Rozzell, David G. Tees and Gary L. Whitlock. The term of the directors will expire at the company's annual meeting in 2004. Your Board of Directors recommends that you vote FOR the nominees for director and FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2003.

1. Election of nominees for director.

                     FOR      WITHHOLD      FOR ALL
                                            EXCEPT
                     [_]        [_]           [_]

Exception: _______________________________________________

2. Ratification of the Appointment of Deloitte & Touche LLP as independent auditors for 2003.

                    FOR      AGAINST      ABSTAIN
                    [_]        [_]          [_]

You may check this box to withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting. [_]

--------------------------------------------------------------------------------

                              Detach and Mail Card

                                                                              TU


                           TEXAS GENCO HOLDINGS, INC.
                   Voting Directions to Trustee - Common Stock
           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the Trustee of the Reliant Resources, Inc. Savings Plan to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of Texas Genco Holdings, Inc. to be held May 29, 2003, at 9 a. m. (CDT) in the auditorium of 1111 Louisiana, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting (unless such discretionary authority is withheld).

                    If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage-paid envelope provided. Specific choices may be made on the reverse side. In the absence of instructions to the contrary, the shares represented will be voted in accordance with the Board's recommendation.

                    Dated:________________________________________________, 2003

                    Signature:__________________________________________________

                    Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

--------------------------------------------------------------------------------

                              Detach and Mail Card

                           TEXAS GENCO HOLDINGS, INC.
                       2003 Annual Meeting of Shareholders

The nominees for director are J. Evans Attwell, Donald R. Campbell, Robert J. Cruikshank, Patricia A. Hemingway Hall, David M. McClanahan, Scott E. Rozzell, David G. Tees and Gary L. Whitlock. The term of the directors will expire at the company's annual meeting in 2004. Your Board of Directors recommends that you vote FOR the nominees for director and FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2003.

1. Election of nominees for director.

                        FOR      WITHHOLD      FOR ALL
                                               EXCEPT
                        [_]        [_]           [_]

Exception: _______________________________________________

2. Ratification of the Appointment of Deloitte & Touche LLP as independent auditors for 2003.

                        FOR      AGAINST      ABSTAIN
                        [_]        [_]          [_]

You may check this box to withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting. [_]

--------------------------------------------------------------------------------

                              Detach and Mail Card

                                                                             TXN


                           TEXAS GENCO HOLDINGS, INC.
                   Voting Directions to Trustee - Common Stock
           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the Trustee of the CenterPoint Energy, Inc. Savings Plan to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of Texas Genco Holdings, Inc. to be held May 29, 2003, at 9 a. m. (CDT) in the auditorium of 1111 Louisiana, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting (unless such discretionary authority is withheld).

                    If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage-paid envelope provided. Specific choices may be made on the reverse side. In the absence of instructions to the contrary, the shares represented will be voted in accordance with the Board's recommendation.

                    Dated:________________________________________________, 2003


                    Signature:__________________________________________________

                    Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

--------------------------------------------------------------------------------

                              Detach and Mail Card

                           TEXAS GENCO HOLDINGS, INC.
                       2003 Annual Meeting of Shareholders

The nominees for director are J. Evans Attwell, Donald R. Campbell, Robert J. Cruikshank, Patricia A. Hemingway Hall, David M. McClanahan, Scott E. Rozzell, David G. Tees and Gary L. Whitlock. The term of the directors will expire at the company's annual meeting in 2004. Your Board of Directors recommends that you vote FOR the nominees for director and FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2003.

1. Election of nominees for director.

                   FOR      WITHHOLD      FOR ALL
                                          EXCEPT
                   [_]        [_]           [_]

Exception: _______________________________________________

2. Ratification of the Appointment of Deloitte & Touche LLP as independent auditors for 2003.

                   FOR      AGAINST      ABSTAIN
                   [_]        [_]          [_]


You may check this box to withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting. [_]

--------------------------------------------------------------------------------

                              Detach and Mail Card

                                                                             TXV

                         TEXAS GENCO HOLDINGS, INC.
                   Voting Directions to Trustee - Common Stock
           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the Trustee of the Reliant Resources, Inc. Non-Union Savings Plan to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of Texas Genco Holdings, Inc. to be held May 29, 2003, at 9 a. m. (CDT) in the auditorium of 1111 Louisiana, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting (unless such discretionary authority is withheld).

                    If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage-paid envelope provided. Specific choices may be made on the reverse side. In the absence of instructions to the contrary, the shares represented will be voted in accordance with the Board's recommendation.

                    Dated:________________________________________________, 2003


                    Signature:__________________________________________________

                    Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

--------------------------------------------------------------------------------

                              Detach and Mail Card

                           TEXAS GENCO HOLDINGS, INC.
                       2003 Annual Meeting of Shareholders

The nominees for director are J. Evans Attwell, Donald R. Campbell, Robert J. Cruikshank, Patricia A. Hemingway Hall, David M. McClanahan, Scott E. Rozzell, David G. Tees and Gary L. Whitlock. The term of the directors will expire at the company's annual meeting in 2004. Your Board of Directors recommends that you vote FOR the nominees for director and FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2003.

1. Election of nominees for director.

                        FOR      WITHHOLD      FOR ALL
                                               EXCEPT
                        [_]        [_]           [_]

Exception: _______________________________________________

2. Ratification of the Appointment of Deloitte & Touche LLP as independent auditors for 2003.

                        FOR      AGAINST      ABSTAIN
                        [_]        [_]          [_]


You may check this box to withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting. [_]

--------------------------------------------------------------------------------

                              Detach and Mail Card